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                                                                    Exhibit 10.1

                       ENVIRONMENTAL TECTONICS CORPORATION
                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (this "Agreement") is made effective as of ______________ (the "Effective Date"), by and between Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), and _________________ ("Grantee").

                                    RECITALS

         WHEREAS, the Company has adopted the Environmental Tectonics Corporation 2005 Stock Option Incentive Plan (the "Plan"), and the Plan is subject to shareholder approval.

         WHEREAS, for the purpose of encouraging and rewarding Grantee's contributions to the performance of the Company and aligning Grantee's interests with the interests of the Company's stockholders, the Company has agreed to grant to Grantee pursuant to the provisions of the Plan options to purchase [_______] shares of Company common stock, $0.05 par value per share (the "Common Stock"), as of the Effective Date.

                                    AGREEMENT

         NOW, THEREFORE, to evidence the grant of options by the Company and to set forth the terms and conditions of the grant of options, the Company and Grantee hereby agree as follows:

         1. Grant of Options. The Company hereby grants to Grantee, effective as of the Effective Date, non-qualified stock options to purchase up to ________ shares of Common Stock on the terms and subject to the conditions set forth herein (the "Options. Terms not defined herein shall have such meaning as set forth in the Plan.

         2. Exercisability and Exercise Price. The Options will become exercisable as follows:

            (a) The exercise price under the Options shall be equal to [$______] per share of Common Stock.

            (b) Notwithstanding the foregoing, the Options will fully vest and become immediately exercisable upon a Termination Event, as defined below.

         3. Termination of Options.

            (a) Unless an earlier termination date occurs as specified in this
Section 3, the Options will expire and become unexercisable (whether or not then exercisable) on the tenth (10th) anniversary of the Effective Date (the "Expiration Date").

            (b) In the event that Grantee ceases to be a director of the Company for any reason ("Termination"), all vested Stock Options shall thereafter be exercisable until the earlier to occur of three years from the date of Termination or the Expiration Date.

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         4. Restrictions on Exercise. Notwithstanding anything to the contrary in this Agreement, the Options may not be exercised, and no shares of Common Stock issuable upon exercise (the "Exercise Shares") shall be issued: (a) unless all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured and (b) unless all applicable federal, state and local tax withholding requirements shall have been satisfied. The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in this Section 4(a) so as to permit the Options to be exercised.

         5. Non-Transferability of Options. The Options, any interest therein, and the right to receive the proceeds thereof shall not be transferable by Grantee, other than (a) by will or the laws of descent and distribution or (b) upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. The transfer by Grantee to a trust created by the Grantee for the benefit of the Grantee or the Grantee's family which is revocable at any and all times during the Grantee's lifetime by the Grantee and as to which the Grantee is the sole trustee during his lifetime will not be deemed to be a transfer for purposes of this Agreement. A beneficiary may be designated with respect to the Options in the event of the death of Grantee. If the estate of Grantee is the beneficiary with respect to the Options, any rights with respect to such Options may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Grantee or pursuant to the laws of descent and distribution; provided that the deceased Grantee's beneficiary or the representative of his estate acknowledge and agree in writing, in a form reasonably acceptable to the Committee to be bound by this Agreement as if such beneficiary or the estate were Grantee.

         6. Withholding. Whenever shares of Common Stock are to be issued pursuant to the exercise of Options, the Committee may require the recipient of the shares of Common Stock to remit to the Company an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements. Upon request by Grantee, the Company may also withhold shares of Common Stock to satisfy applicable withholding requirements, subject to any rules adopted by the Committee regarding compliance with applicable law, including, but not limited to, Section 16(b) of the Exchange Act.

         7. Manner of Exercise.

            (a) To the extent that the Options have become and remain exercisable as provided in Sections 2 and 3, and subject to such reasonable administrative regulations as the Committee may adopt, the Options may be exercised, by written notice to the Committee, specifying the number of Exercise Shares and the date on which the Grantee intends to exercise the Options (the "Exercise Date"). On or before the Exercise Date, Grantee shall deliver to the Company full payment for the Options being exercised in cash, or cash equivalent satisfactory to the Committee, and in an amount equal to the aggregate purchase price for the Exercise Shares.

            (b) Subject to the discretion of the Committee, the aggregate purchase price for the Exercise Shares may be either (i) paid by capital stock of the Company delivered in transfer to the Company by or on behalf of Grantee and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, or (ii) retained by the Company from the stock


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otherwise issuable upon exercise of the Options and being exercised (in either case valued at Fair Market Value as of the Exercise Date, and subject to such rules and regulations as may be adopted by the Committee to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Exchange Act).

            (c) The Committee may require Grantee to furnish or execute such other documents as the Committee reasonably deems necessary: (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the Securities Act of 1933, as amended, applicable state securities laws or any other law.

         8. No Rights as Stockholder. Grantee will have no voting or other rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Options until the exercise of such Options and the issuance of a certificate or certificates to him for such shares of Common Stock. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. Capital Adjustments.

            (a) Subject to Section 9(b) below, (i) if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or if additional shares or new or different shares or other securities of the Company are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the number and kind of shares subject to the Options, and (y) the exercise price for each share of Common Stock subject to the Options.

            (b) Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the property of the Company to another corporation (in each of such cases a "Termination Event"), any Options not exercised on or prior to the Termination Event shall expire and terminate, unless provisions be made in writing in connection with such Termination Event for the assumption of the Options or the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such Options shall continue in the manner and under the terms so provided.

         10. General Provisions. This Agreement shall be governed by and subject to the terms and conditions of the Plan, and such terms and conditions are incorporated herein by reference. Capitalized terms not defined in this Agreement shall have the meaning set forth in the Plan. In the case of any conflict between this Agreement and the Plan, the Plan shall control. Grantee hereby acknowledges that he has received a copy of the Plan, has had a chance to review it, and understands its terms and conditions.


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         IN WITNESS WHEREOF, the Company and Grantee have executed this
Agreement as of the date first above written.


                                     ENVIRONMENTAL TECTONICS CORPORATION


                                     By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     GRANTEE:


                                           ------------------------------------
                                           [NAME]